UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23492

Franklin BSP Private Credit Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, Suite 1600

New York, New York 10010

(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

One Madison Avenue, Suite 1600

New York, New York 10010

(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report June 30, 2026
FRANKLIN BSP
PRIVATE CREDIT FUND

II	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Shareholder letter
Dear Shareholder,
We are pleased to present the semi-annual report for Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”) for the period ended June 30, 2026. The Fund began 2026 on a strong footing, with Advisor Class shares generating a cumulative total return of 8.16% year to date as of June 30, 2026, bringing the annualized return since inception to 10.30%. As of June 30, 2026, the Fund had $173.16 million of managed assets across 175 holdings, with 75.10% of the portfolio invested in floating-rate instruments. Please find below an update on portfolio positioning and our market outlook.
Investment Philosophy:
The Fund offers broad exposure across credit-focused strategies, utilizing BSP’s experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments of U.S. middle-market companies, typically those with annual revenues up to $1 billion, including privately offered secured and unsecured debt, special situations, commercial real estate debt, structured credit, broadly syndicated corporate loans, and high yield corporate bonds.
BSP’s multi-strategy credit platform provides the Fund with flexibility to invest across the capital structure and dynamically allocate capital as relative value changes. FBSPX pairs a core allocation to direct lending and illiquid loans with allocations to mezzanine debt, commercial real estate debt, structured credit, distressed debt and special situations, and a liquidity allocation that can include broadly syndicated loans and high yield bonds.
Portfolio Update and Market Outlook:
The first half of 2026 was defined by a noisy private-credit backdrop, with several distinct concerns often grouped into the same market discussion. Fraud-related incidents in complex asset-backed finance, elevated tender activity and proration across certain non-traded BDCs and unlisted closed-end funds, bank exposure to private credit, and AI disruption in software all drew attention, but they did not carry the same credit implications. In our view, that distinction matters: we believe that many of these events were idiosyncratic or structural, while AI risk is more fundamental because it can affect borrower revenue durability, pricing power, and refinancing outcomes over time.
On the surface, private-credit fundamentals remained broadly stable. Elevated base rates continued to support floating-rate lenders, labor-market data remained resilient, and default pressure appeared more tied to borrower-specific issues, vintage, and workout execution than to a broad macro credit cycle.
Beneath that stability, however, capital was becoming more selective. Redemption pressure in some evergreen structures drew attention, and the approaching maturity wall reinforced the importance of underwriting discipline and liquidity management. In our view, this retrenchment may help to restore negotiating leverage to disciplined lenders and create a healthier opportunity set for managers with the patience to be selective.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	III

Shareholder letter (cont’d)
Within liquid credit markets, dispersion was the clearest expression of that selectivity. AI disruption has not led to broad-based weakness across the broadly syndicated loan market; rather, it has created a sharper divergence between software borrowers perceived to be exposed to AI disruption and those viewed as beneficiaries or more insulated from that risk. Software and technology loans became clear outliers, while most other sectors traded closer to normal ranges. Unlike prior risk-off periods, such as COVID-19 or the 2022 rate shock, this was not a synchronized spread-widening event; it was a market beginning to separate business models, sectors, and managers more aggressively. In our view, this is not simply a transient spread spike that should be underwritten as automatic mean reversion. Rather, it is a repricing of business-model durability. Some borrowers may recover as the market distinguishes durable platforms from exposed tools; others may not, because AI is changing product economics and competitive positioning, not just investor sentiment. That makes name-level research central to the opportunity: identifying the winners and losers as the market adjusts to a more fundamental shift.
With respect to the Fund, performance has been supported by the Fund's core direct lending allocation, which continues to benefit from the elevated interest rate environment, and by our ability to capitalize on dispersion through strong security selection and active repositioning within the liquid opportunistic sleeve. In the fourth quarter of 2025, we reduced software exposure in the liquid portfolio and rotated into semiconductor-related exposure to better capture the AI-related investment opportunity. We believe this repositioning contributed meaningfully to alpha generation year to date, as software credits sold off while semiconductor-related names rallied.
Looking ahead, the same dispersion that creates risk may also create opportunity. We believe FBSPX’s multi-strategy approach remains important in this environment: the core direct lending allocation can provide current income, while the Fund's liquid and opportunistic allocations provide flexibility to adjust as relative value changes. We will continue to underwrite borrower by borrower, use liquidity where it is valuable, and focus on credit quality, downside protection, and attractive risk-adjusted returns for shareholders.
On behalf of everyone at Franklin Templeton and Benefit Street Partners, thank you for your continued partnership and trust. Please do not hesitate to reach out to our team with any questions.
Sincerely,

Richard J. Byrne
Chief Executive Officer and President
IV	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — 104.1%
Bank Loans — 103.6%
188 West St. James Owner, LLC (c)(d)(e)	Real Estate Development	S + 6.50% (10.35%), 11/9/2026	$4,280,529	$4,274,742
300 Pressler Street Owner, LLC (c)(d)(e)	Real Estate Development	S + 7.00% (11.00%), 4/9/2028	1,829,587	1,798,086
628 Summit Ave, LLC (c)(d)(e)	Real Estate Development	S + 6.05% (10.05%), 10/9/2027	2,942,337	2,941,737
84 East Avenue Owner, LLC (c)(d)(e)	Real Estate Development	S + 10.46% (14.09%), 1/9/2027	404,978	404,978
84 East Avenue Owner, LLC (c)(d)(e)	Real Estate Development	S + 5.76% (9.39%), 1/9/2027	2,794,348	2,794,348
Accel International Holdings, LLC (c)(d)(e)	Electrical Components & Equipment	S + 4.25% (7.89%), 4/26/2032	50,200	50,200
Accel International Holdings, LLC (c)(d)	Electrical Components & Equipment	S + 4.25% (7.89%), 4/26/2032	1,462,000	1,462,000
Adelaide Borrower, LLC (c)(d)(e)	Application Software	S + 6.00% (10.75%), 5/8/2030	—	3,989
Adelaide Borrower, LLC (c)(d)(e)	Application Software	S + 6.00% (9.74%), 5/8/2030	20,640	20,640
Adelaide Borrower, LLC (c)(d)	Application Software	S + 6.00% (9.73%), 5/8/2030	1,859,247	1,859,247
Allied Benefit Systems Intermediate, LLC (c)(d)	Managed Health Care	S + 5.00% (8.64%), 10/31/2030	3,872,328	3,872,328
Amylu Borrower Sub, LLC (c)(d)(e)	Packaged Foods & Meats	S + 4.75% (8.37%), 6/10/2031	61,134	61,134
Amylu Borrower Sub, LLC (c)(d)(e)	Packaged Foods & Meats	S + 4.75%, 6/10/2031	—	4,259
Amylu Borrower Sub, LLC (c)(d)	Packaged Foods & Meats	S + 4.75% (8.41%), 6/10/2031	2,113,033	2,113,033
Arctic Holdco, LLC (c)(d)	Trading Companies & Distributors	S + 5.25% (8.90%), 1/31/2032	267,651	267,651
Arctic Holdco, LLC (c)(d)(e)	Trading Companies & Distributors	S + 5.25% (8.98%), 1/31/2031	50,400	50,400
Arctic Holdco, LLC (c)(d)	Trading Companies & Distributors	S + 5.25% (8.98%), 1/31/2032	2,338,390	2,338,390
Armada Parent, Inc. (c)(d)	Aerospace & Defense	S + 4.75% (8.41%), 10/29/2030	205,448	205,448

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	1

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Armada Parent, Inc. (c)(d)	Aerospace & Defense	S + 4.75% (8.41%), 10/29/2030	$2,973,363	$2,973,363
Armada Parent, Inc. (c)(d)(e)	Aerospace & Defense	S + 4.75% (9.22%), 10/29/2030	—	1,779
Artifact Bidco, Inc. (c)(d)(e)	Application Software	S + 4.15%, 7/28/2031	—	1,939
Artifact Bidco, Inc. (c)(d)(e)	Application Software	S + 4.15%, 7/26/2030	—	1,390
Artifact Bidco, Inc. (c)(d)	Application Software	S + 4.15% (7.88%), 7/28/2031	792,000	792,000
AuditBoard, Inc. (c)(d)	Application Software	S + 4.50% (8.23%), 7/14/2031	564,000	555,540
AuditBoard, Inc. (c)(d)(e)	Application Software	S + 4.50%, 7/14/2031	—	(1,130)
AuditBoard, Inc. (c)(d)	Application Software	S + 4.50% (8.23%), 7/14/2031	1,185,000	1,167,225
Axiom Global, Inc. (c)(d)	Research & Consulting Services	S + 4.75% (8.51%), 10/2/2028	1,372,000	1,372,000
Azurite Intermediate Holdings, Inc. (c)(d)	Systems Software	S + 6.00% (9.64%), 3/19/2031	1,168,945	1,139,722
Azurite Intermediate Holdings, Inc. (c)(d)(e)	Systems Software	S + 6.00% (11.83%), 3/19/2031	—	(1,969)
Azurite Intermediate Holdings, Inc. (c)(d)(e)	Systems Software	S + 6.00% (9.64%), 3/19/2031	514,336	501,478
Big Apple Advisory, LLC (c)(d)(e)	Diversified Financial Services	S + 4.50% (8.23%), 11/18/2031	311,726	311,726
Big Apple Advisory, LLC (c)(d)(e)	Diversified Financial Services	S + 4.50%, 11/18/2031	—	3,270
Big Apple Advisory, LLC (c)(d)	Diversified Financial Services	S + 4.50% (8.16%), 11/18/2031	2,407,680	2,407,680
Bingo Group Buyer, Inc. (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.48%), 7/10/2031	92,684	92,684
Bingo Group Buyer, Inc. (c)(d)	Environmental & Facilities Services	S + 4.75% (8.48%), 7/10/2031	242,193	242,193
Bingo Group Buyer, Inc. (c)(d)	Environmental & Facilities Services	S + 4.75% (8.48%), 7/10/2031	222,320	222,320
Bingo Group Buyer, Inc. (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.48%), 7/10/2031	2,858	2,858

The accompanying notes are an integral part of these consolidated financial statements.
2	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Bingo Group Buyer, Inc. (c)(d)	Environmental & Facilities Services	S + 4.75% (8.48%), 7/10/2031	$774,210	$774,210
Carr, Riggs & Ingram Capital, LLC (c)(d)(e)	Diversified Financial Services	S + 4.50% (8.23%), 11/18/2031	115,444	115,444
Carr, Riggs & Ingram Capital, LLC (c)(d)(e)	Diversified Financial Services	S + 4.50% (8.23%), 11/18/2031	24,375	24,375
Carr, Riggs & Ingram Capital, LLC (c)(d)	Diversified Financial Services	S + 4.50% (8.20%), 11/18/2031	638,913	638,913
CCI Buyer, Inc. (c)(d)(e)	Wireless Telecommunication Services	S + 5.00%, 5/13/2032	—	1,640
CCI Buyer, Inc. (c)(d)	Wireless Telecommunication Services	S + 5.00% (8.73%), 5/13/2032	2,793,888	2,793,888
Cliffwater, LLC (c)(d)(e)	Asset Management & Custody Banks	S + 4.50%, 4/22/2032	—	1,540
Cliffwater, LLC (c)(d)	Asset Management & Custody Banks	S + 4.50% (8.14%), 4/22/2032	1,606,663	1,606,663
Coalesce Merlin Purchaser, LLC (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.38%), 9/10/2031	294,850	291,554
Coalesce Merlin Purchaser, LLC (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.39%), 9/10/2031	17,000	15,350
Coalesce Merlin Purchaser, LLC (c)(d)	Environmental & Facilities Services	S + 4.75% (8.39%), 9/10/2031	886,500	880,649
Cold Spring Brewing, Co. (c)(d)	Soft Drinks & Non-alcoholic Beverages	S + 4.75% (8.39%), 12/10/2030	1,032,617	1,032,617
Corfin Industries, LLC (c)(d)	Aerospace & Defense	S + 5.25% (8.97%), 12/27/2027	1,113,750	1,113,750
Demakes Borrower, LLC (c)(d)	Food Distributors	S + 6.00% (9.70%), 12/31/2031	982,388	982,388
Einstein Parent, Inc. (c)(d)(e)	Application Software	S + 5.25%, 1/22/2031	—	(1,180)
Einstein Parent, Inc. (c)(d)	Application Software	S + 5.25% (8.91%), 1/22/2031	1,142,000	1,107,740
Electro-Methods, LP (c)(d)(e)	Aerospace & Defense	S + 4.50%, 2/23/2032	—	6,375
Electro-Methods, LP (c)(d)	Aerospace & Defense	S + 4.50% (8.14%), 2/23/2032	1,752,300	1,752,300
Electric Power Engineers, LLC (c)(d)(e)	Construction & Engineering	S + 4.50% (8.25%), 12/31/2031	326,400	326,400

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Electric Power Engineers, LLC (c)(d)(e)	Construction & Engineering	S + 4.50% (8.23%), 12/31/2031	$108,800	$108,800
Electric Power Engineers, LLC (c)(d)	Construction & Engineering	S + 4.50% (8.25%), 12/31/2031	1,428,000	1,428,000
Flow Traders Holding, LLC (c)(d)(e)	Investment Banking & Brokerage	S + 5.00% (8.73%), 10/29/2031	469,000	455,634
Flow Traders Holding, LLC (c)(d)	Investment Banking & Brokerage	S + 5.00% (8.73%), 10/29/2031	2,661,885	2,626,482
FloWorks International, LLC (c)(d)	Trading Companies & Distributors	S + 4.75% (8.41%), 11/26/2031	253,365	253,365
FloWorks International, LLC (c)(d)	Trading Companies & Distributors	S + 4.75% (8.41%), 11/26/2031	2,004,625	2,004,625
Hallandale Oasis 2019, LLC (c)(d)	Real Estate Development	S + 10.30% (16.05%), 8/9/2026	4,265,590	4,265,590
Highway 16A Apartments, LLC (c)(d)(e)	Real Estate Development	S + 4.00% (7.63%), 2/9/2028	2,472,029	2,463,629
Hometown Food, Co. (c)(d)	Packaged Foods & Meats	S + 4.50% (8.12%), 12/3/2030	1,054,587	1,054,587
ICAT Intermediate Holdings, LLC (c)(d)(e)	Air Freight & Logistics	S + 6.25% (9.89%), 3/1/2029	264,684	259,044
ICAT Intermediate Holdings, LLC (c)(d)(e)	Air Freight & Logistics	S + 6.25%, 3/1/2029	—	241
ICAT Intermediate Holdings, LLC (c)(d)	Air Freight & Logistics	S + 6.25% (9.89%), 3/1/2029	958,755	947,538
Ideal Tridon Holdings, Inc. (c)(d)(e)	Industrial Machinery & Supplies & Components	S + 5.00%, 6/30/2032	—	587
Ideal Tridon Holdings, Inc. (c)(d)(e)	Industrial Machinery & Supplies & Components	S + 5.00% (8.64%), 6/30/2032	134,947	131,945
Ideal Tridon Holdings, Inc. (c)(d)	Industrial Machinery & Supplies & Components	S + 5.00% (8.64%), 6/30/2032	2,264,885	2,245,407
InhabitIQ, Inc. (c)(d)(e)	Application Software	S + 4.50%, 1/12/2032	—	(3,720)
InhabitIQ, Inc. (c)(d)(e)	Application Software	S + 4.50%, 1/12/2032	—	(2,320)
InhabitIQ, Inc. (c)(d)	Application Software	S + 4.50% (8.14%), 1/12/2032	1,324,620	1,304,751

The accompanying notes are an integral part of these consolidated financial statements.
4	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Integrated Global Services, Inc. (c)(d)(e)	Construction & Engineering	S + 5.00%, 3/6/2032	$—	$4,200
Integrated Global Services, Inc. (c)(d)(e)	Construction & Engineering	P + 4.00% (10.75%), 3/6/2031	259,000	259,000
Integrated Global Services, Inc. (c)(d)	Construction & Engineering	S + 5.00% (8.65%), 3/6/2032	1,659,000	1,659,000
IW Buyer, LLC (c)(d)	Electrical Components & Equipment	S + 5.00% (8.76%), 6/28/2029	136,626	136,626
IW Buyer, LLC (c)(d)	Electrical Components & Equipment	S + 5.00% (8.76%), 6/28/2029	922,130	922,130
IW Buyer, LLC (c)(d)(e)	Electrical Components & Equipment	S + 5.00% (8.77%), 6/28/2029	—	7,809
IW Buyer, LLC (c)(d)	Electrical Components & Equipment	S + 5.00% (8.76%), 6/28/2029	795,238	795,238
Knowledge Pro Buyer, Inc. (c)(d)	Data Processing & Outsourced Services	S + 4.50% (8.38%), 12/10/2029	44,147	44,147
Knowledge Pro Buyer, Inc. (c)(d)(e)	Data Processing & Outsourced Services	S + 4.50% (8.38%), 12/10/2029	725,149	725,149
Knowledge Pro Buyer, Inc. (c)(d)(e)	Data Processing & Outsourced Services	S + 4.50% (8.35%), 12/10/2029	87,429	87,429
Last Dance Intermediate II, LLC (c)(d)	Integrated Telecommunication Services	S + 5.25% (8.89%), 3/31/2031	965,000	965,000
Last Dance Intermediate II, LLC (c)(d)	Integrated Telecommunication Services	S + 5.25% (8.89%), 3/31/2031	1,213,000	1,213,000
Last Dance Intermediate II, LLC (c)(d)	Integrated Telecommunication Services	S + 5.25% (8.89%), 3/31/2031	1,197,000	1,197,000
Last Dance Intermediate II, LLC (c)(d)(e)	Integrated Telecommunication Services	S + 5.00% (9.16%), 3/31/2031	—	3,100
Lighthouse Intelligence, Ltd. (c)(d)(e)(f)	Application Software	S + 5.00%, 2.50% PIK, 4/10/2030	—	(8,426)
Lighthouse Intelligence, Ltd. (c)(d)(e)(f)	Application Software	S + 5.00%, 2.50% PIK, 4/10/2030	—	(6,014)

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Lighthouse Intelligence, Ltd. (c)(d)(f)	Application Software	S + 5.00% (8.67%) 2.50% PIK, 4/10/2030	$1,163,298	$1,129,911
LSF12 Donnelly Bidco, LLC (c)(d)	Industrial Machinery & Supplies & Components	S + 6.50% (10.14%), 10/2/2029	1,094,063	1,094,063
Mandrake Bidco, Inc. (c)(d)(e)	Industrial Machinery	S + 4.50%, 8/20/2030	—	5,170
Mandrake Bidco, Inc. (c)(d)	Industrial Machinery	S + 4.50% (8.16%), 8/20/2031	2,843,280	2,843,280
Megavolt Borrower, LLC (c)(d)	Construction & Engineering	S + 4.75% (8.45%), 2/13/2032	1,882,980	1,882,980
MRI Software, LLC (c)(d)	Application Software	S + 4.75% (8.48%), 2/10/2028	271,681	268,964
MRI Software, LLC (c)(d)	Application Software	S + 4.75% (8.48%), 2/10/2028	839,312	830,919
New Fortress Energy, Inc. (c)	Oil & Gas Storage & Transportation	S + 5.50% (9.24%), 10/30/2028	3,717,522	2,190,252
PetVet Care Centers, LLC (c)(d)	Health Care Facilities	S + 6.00% (9.67%), 11/15/2030	1,688,700	1,519,830
PetVet Care Centers, LLC (c)(d)(e)	Health Care Facilities	S + 6.00% (9.64%), 11/15/2029	67,800	45,200
PREF Montabella PropCo, LLC & PREF Dominion PropCo, LLC (c)(d)	Real Estate Development	S + 3.25% (6.88%), 2/9/2027	3,000,000	3,000,000
Reagent Chemical and Research, LLC (c)(d)(e)	Specialty Chemicals	S + 5.25%, 4/30/2030	—	7,629
Reagent Chemical and Research, LLC (c)(d)	Specialty Chemicals	S + 5.25% (8.89%), 4/30/2031	2,191,128	2,191,128
Reagent Chemical and Research, LLC (c)(d)(f)	Specialty Chemicals	S + 5.25% (8.89%), 4/30/2031	489,858	489,858
Rialto Management Group, LLC (c)(d)(e)	Asset Management & Custody Banks	S + 5.00% (9.53%), 12/5/2030	—	390
Rialto Management Group, LLC (c)(d)	Asset Management & Custody Banks	S + 5.00% (8.64%), 12/5/2030	1,032,262	1,032,262
Saturn Sound Bidco, Ltd. (c)(d)(e)(f)	Aerospace & Defense	S + 5.25%, 12/3/2031	—	2,310
Saturn Sound Bidco, Ltd. (c)(d)(f)	Aerospace & Defense	S + 5.25% (8.91%), 12/3/2031	1,270,000	1,270,000
Serrano Parent, LLC (c)(d)(e)	Systems Software	S + 6.50% (10.15%), 5/12/2030	77,520	48,999

The accompanying notes are an integral part of these consolidated financial statements.
6	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Serrano Parent, LLC (c)(d)	Systems Software	S + 6.50% (10.15%), 5/12/2030	$3,143,645	$2,866,061
SitusAMC Holdings Corp. (c)(d)	Specialized Finance	S + 5.50% (9.20%), 5/14/2031	2,793,888	2,793,888
SkyWater Technology Foundry, Inc. (c)(d)(e)	Semiconductors	S + 4.25% (7.87%), 6/30/2030	2,499,024	2,490,430
TEI Intermediate, LLC (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.39%), 12/15/2031	267,784	267,784
TEI Intermediate, LLC (c)(d)(e)	Environmental & Facilities Services	S + 4.75% (8.42%), 12/15/2031	19,641	19,641
TEI Intermediate, LLC (c)(d)	Environmental & Facilities Services	S + 5.26% (8.98%) 2.88% PIK, 12/15/2031	1,194,672	1,194,672
Trystar, LLC (c)(d)	Electrical Components & Equipment	S + 4.25% (7.91%), 8/6/2031	642,259	642,259
Trystar, LLC (c)(d)	Electrical Components & Equipment	S + 4.25% (7.91%), 8/6/2031	527,960	527,960
Trystar, LLC (c)(d)(e)	Electrical Components & Equipment	S + 4.25%, 8/6/2031	—	3,220
Trystar, LLC (c)(d)	Electrical Components & Equipment	S + 4.25% (7.91%), 8/6/2031	1,171,710	1,171,710
Vaco Holdings, LLC (c)	Human Resource & Employment Services	S + 5.00% (8.88%), 1/22/2029	2,453,087	1,998,947
Varicent Intermediate Holdings Corp. (c)(d)(e)	Application Software	S + 6.00%, 3.25% PIK, 8/23/2031	—	(1,523)
Varicent Intermediate Holdings Corp. (c)(d)	Application Software	S + 6.00% (9.73%) 3.25% PIK, 8/23/2031	886,370	870,859
Varicent Intermediate Holdings Corp. (c)(d)(e)	Application Software	S + 6.00% (6.48%), 3.25% PIK, 8/23/2031	24,363	22,152
Varicent Intermediate Holdings Corp. (c)(d)(e)	Application Software	S + 6.00% (6.48%), 3.25% PIK, 8/23/2031	—	(1,038)
Varicent Intermediate Holdings Corp. (c)(d)	Application Software	S + 6.00% (9.73%) 3.25% PIK, 8/23/2031	1,098,143	1,078,925
Volunteer AcquisitionCo, LLC (c)(d)	Construction Materials	S + 6.50% (10.17%), 9/1/2029	314,215	302,275

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Volunteer AcquisitionCo, LLC (c)(d)(e)	Construction Materials	S + 6.50% (10.17%), 8/30/2029	$223,300	$199,056
Volunteer AcquisitionCo, LLC (c)(d)	Construction Materials	S + 6.50% (10.17%), 9/1/2029	4,038,625	3,885,158
Westwood Professional Services, Inc. (c)(d)(e)	Construction & Engineering	S + 4.75% (8.48%), 9/19/2031	355,116	355,116
Westwood Professional Services, Inc. (c)(d)(e)	Construction & Engineering	S + 4.75%, 9/19/2031	—	3,490
Westwood Professional Services, Inc. (c)(d)	Construction & Engineering	S + 4.75% (8.48%), 9/19/2031	2,283,330	2,283,330
WIN Holdings III Corp. (c)(d)	Specialized Consumer Services	S + 5.00% (8.74%), 7/16/2028	1,121,525	1,121,525
WIN Holdings III Corp. (c)(d)	Specialized Consumer Services	S + 5.75% (9.49%), 7/16/2028	159,197	159,197
WHK Waterfront Urban Renewal, LLC (c)(d)(e)	Real Estate Development	S + 7.50% (13.55%), 7/9/2027	682,085	647,285
Zendesk, Inc. (c)(d)	Application Software	S + 5.00% (8.73%), 11/22/2028	538,565	529,948
Zendesk, Inc. (c)(d)	Application Software	S + 5.00% (8.73%), 11/22/2028	45,323	44,598
Zendesk, Inc. (c)(d)	Application Software	S + 5.00% (8.73%), 11/22/2028	86,360	84,978
Zendesk, Inc. (c)(d)(e)	Application Software	S + 5.00% (11.57%), 11/22/2028	—	(813)
Total Bank Loans (Cost $123,826,792)				$122,736,102
Corporate Bonds — 0.5%
Brightline East, LLC (g)	Rail Transportation	11.00%, 1/31/2030	$7,000,000	$612,500
Total Corporate Bonds (Cost $4,972,774)				$612,500
Total Senior Secured First Lien Debt (Cost $128,799,566)				$123,348,602

The accompanying notes are an integral part of these consolidated financial statements.
8	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured Second Lien Debt — 2.6%
Bank Loans — 2.6%
Resilience Parent, LLC (c)(d)	Electrical Components & Equipment	S + 5.25% (8.98%), 2/27/2034	$1,467,143	$1,453,058
S&S Holdings, LLC (c)(d)	Apparel, Accessories & Luxury Goods	S + 8.75% (12.50%), 3/11/2029	1,000,000	984,500
Victory Buyer, LLC (c)(d)	Industrial Machinery & Supplies & Components	S + 6.00% (9.66%), 2/13/2034	652,000	645,806
Total Bank Loans (Cost $3,061,514)				$3,083,364
Total Senior Secured Second Lien Debt (Cost $3,061,514)				$3,083,364
Subordinated Debt — 27.2%
Bank Loans — 1.6%
300 Pressler Street Member, LLC (c)(d)(e)	Real Estate Development	S + 16.25% (20.25%), 4/9/2028	$353,170	$347,089
WHK Waterfront Mezz, LLC (c)(d)(e)	Real Estate Development	S + 13.90% (19.95%), 7/9/2027	1,496,920	1,496,615
Total Bank Loans (Cost $1,821,976)				$1,843,704
Convertible Bonds — 25.7%
Alibaba Group Holding, Ltd. (g)	Broadline Retail	0.00%, 9/15/2032	$1,000,000	$888,283
Bloom Energy Corp. (g)	Heavy Electrical Equipment	0.00%, 11/15/2030	1,250,000	2,290,957
BWX Technologies, Inc. (g)	Aerospace & Defense	0.00%, 11/1/2030	750,000	769,099
Ciena Corp. (g)	Integrated Telecommunication Services	0.00%, 9/15/2031	750,000	790,772
Cloudflare, Inc.	Systems Software	0.00%, 6/15/2030	750,000	950,704
Coinbase Global, Inc.	Financial Exchanges & Data	0.25%, 4/1/2030	1,750,000	1,572,345
Compass, Inc. (g)	Real Estate Services	0.25%, 4/15/2031	750,000	814,968
CoreWeave, Inc. (g)	Internet Services & Infrastructure	1.75%, 12/1/2031	1,170,000	1,396,766
DoorDash, Inc.	Restaurants	0.00%, 5/15/2030	750,000	737,057
EchoStar Corp.	Cable & Satellite	3.88%, 11/30/2030	570,000	1,785,298
Galaxy Digital Holdings, LP (g)	Internet Services & Infrastructure	2.50%, 12/1/2029	500,000	737,027

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Subordinated Debt — continued
Galaxy Digital Holdings, LP (g)	Internet Services & Infrastructure	0.50%, 5/1/2031	$2,000,000	$1,711,528
IREN, Ltd. (g)	Internet Services & Infrastructure	1.00%, 6/1/2033	1,000,000	1,109,211
IREN, Ltd. (g)	Internet Services & Infrastructure	0.00%, 7/1/2031	1,750,000	1,526,900
JetBlue Airways Corp.	Passenger Airlines	2.50%, 9/1/2029	1,000,000	1,106,392
Lucid Group, Inc. (g)	Automobile Manufacturers	5.00%, 4/1/2030	3,000,000	1,421,685
Lumentum Holdings, Inc. (g)	Electronic Manufacturing Services	0.38%, 3/15/2032	368,000	1,701,304
MARA Holdings, Inc. (g)	Internet Services & Infrastructure	0.00%, 8/1/2032	1,250,000	1,236,285
MKS Instruments, Inc.	Technology Hardware, Storage & Peripherals	1.25%, 6/1/2030	500,000	1,475,358
MP Materials Corp. (g)	Diversified Metals & Mining	3.00%, 3/1/2030	847,000	2,280,788
Riot Platforms, Inc.	Application Software	0.75%, 1/15/2030	500,000	1,004,627
Strategy, Inc.	Diversified Financial Services	0.00%, 3/1/2030	1,000,000	887,558
TeraWulf, Inc. (g)	Internet Services & Infrastructure	0.00%, 5/1/2032	1,500,000	2,206,263
Total Convertible Bonds (Cost $28,202,431)				$30,401,175
Total Subordinated Debt (Cost $30,024,407)				$32,244,879
Equity/Other — 9.6%
Common Stock — 0.8%
BSP Equipment Financing, LLC (d)(g)(h)(i)	Specialized Finance		957,241	$957,241
Total Common Stock (Cost $957,241)				$957,241
Convertible Bonds — 2.6%
Datadog, Inc. (g)	Application Software	0.00%, 12/1/2029	750,000	$1,064,244
Snowflake, Inc.	Systems Software	0.00%, 10/1/2029	710,000	1,253,943
SoFi Technologies, Inc. (g)	Diversified Financial Services	1.25%, 3/15/2029	350,000	706,600
Total Convertible Bonds (Cost $2,468,286)				$3,024,787

The accompanying notes are an integral part of these consolidated financial statements.
10	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Preferred Stock — Convertible — 6.2%
CCI Buyer, Inc. (d)(g)	Wireless Telecommunication Services	12.00% PIK, 5/6/2050	$2,108	$2,065,958
Higginbotham Insurance Agency, Inc. (d)(g)	Insurance Brokers	10.50%, 11/25/2028	522	514,170
Oracle Corp. (g)	Systems Software	6.50%, 1/15/2029	10,444	$469,458
PG&E Corp.	Electric Utilities	6.00%, 12/1/2027	103,710	4,290,483
Total Preferred Stock — Convertible (Cost $7,570,051)				$7,340,069
Total Equity/Other (Cost $10,995,578)				$11,322,097
Total Investments — 143.5% (Cost $172,881,065)				$169,998,942
Liabilities in Excess of Other Assets — (43.5%)				(51,541,853)
Total Net Assets — 100.0%				$118,457,089

Percentages are stated as a percent of net assets.
(a)	Unless otherwise indicated, all investments in the consolidated schedule of investments are non-affiliated, non-controlled investments.
(b)
The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2026. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For funded floating rate securities, the all-in rate is disclosed within parentheses.

(c)	Variable rate security. Actual reference rates may vary based on the reset date of the security.
(d)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.
(e)
Position or portion thereof includes an unfunded commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative fair value, if applicable, is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(f)	Substantially all of the Fund’s investments are domiciled in the United States. Certain investments also have international operations.
(g)	Security may be subject to legal restrictions on sales. The aggregate value of these securities at June 30, 2026 was $27,272,007 which represented 23.0% of net assets.
(h)
The provisions of the 1940 Act classify investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a fund is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s outstanding voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s outstanding voting securities. The Fund classifies this investment as “affiliated.”

(i)	The Fund’s investment is held through the consolidated subsidiary, FBSPX Equipment Finance Holdings LLC.
The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026

Franklin BSP Private Credit Fund

The following table presents additional information regarding restricted securities:

Portfolio Company	Acquisition Date	Cost
Alibaba Group Holding, Ltd.	9/29/2025	$1,132,358
Bloom Energy Corp.	10/31/2025	1,215,585
Brightline East, LLC	4/25/2024	4,972,774
BSP Equipment Financing, LLC	11/12/2025	957,241
BWX Technologies, Inc.	2/26/2026	785,731
CCI Buyer, Inc.	5/13/2025	2,069,006
Ciena Corp.	6/9/2026	766,696
Compass, Inc.	1/8/2026	757,866
CoreWeave, Inc.	1/7/2026	1,213,028
Datadog, Inc.	4/15/2025	740,657
Galaxy Digital Holdings, LP	10/23/2025	896,865
Galaxy Digital Holdings, LP	10/28/2025	1,870,120
Higginbotham Insurance Agency, Inc.	12/10/2024	514,170
IREN, Ltd.	11/13/2025	1,508,305
IREN, Ltd.	12/3/2025	1,002,318
Lucid Group, Inc.	7/21/2025	2,810,157
Lumentum Holdings, Inc.	11/24/2025	748,251
MARA Holdings, Inc.	10/6/2025	1,117,688
MP Materials Corp.	10/9/2025	2,579,568
Oracle Corp.	2/3/2026	479,175
SoFi Technologies, Inc.	3/5/2026	744,018
TeraWulf, Inc.	10/30/2025	1,416,529
Total		$ 30,298,106

The accompanying notes are an integral part of these consolidated financial statements.
12	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated statement of assets and liabilities
June 30, 2026 (Unaudited)

Assets:
Investments in securities at fair value (Cost $171,923,824)	$169,041,701
Investments in affiliates at fair value (Cost $957,241)	957,241
Cash and cash equivalents	2,212,798
Interest receivable	1,650,059
Receivable for investment securities sold	1,079,019
Receivable for fund shares sold	56,262
Other assets	415,877
Total Assets	$175,412,957
Liabilities:
Debt (net of deferred financing costs of $97,994)	54,702,006
Payable for investment securities purchased	935,698
Interest payable	530,518
Management fees payable	198,451
Incentive fees payable	268,629
Accrued expenses	319,452
Accrued distribution fees	1,114
Total Liabilities	56,955,868
Net Assets	$118,457,089
Net Assets Consist of:
Paid-in capital	$120,315,839
Total distributable earnings (accumulated deficit)	(1,858,750)
Net Assets	$118,457,089
Class A:
Net assets	$2,672,092
Shares outstanding (par value $0.001 per share, unlimited number of shares authorized)	262,999
Class A net asset value per share	$10.16
Class A offering price per share (net asset value/0.98)(1)	$10.37
Class A redemption price per share (net asset value*0.99)(2)	$10.06
Advisor Class:
Net assets	$115,784,997
Shares outstanding (par value $0.001 per share, unlimited number of shares authorized)	11,380,368
Advisor Class net asset value, offering and redemption price per share	$10.17

(1)	Class A shares impose a maximum 2.00% sales charge on purchases.
(2)	With respect to purchases of $250,000 or more only, investors will pay a contingent deferred sales charge of 1.00% for Class A shares repurchased within 12 months of purchase.
The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	13

Consolidated statement of operations
For the Period Ended June 30, 2026 (Unaudited)

Investment Income
Interest income from non-affiliated investments	$7,209,744
Dividend income from non-affiliated investments	177,232
Total Investment Income	7,386,976
Expenses
Interest and debt fees	1,665,300
Management fees (See Note 4)	763,559
Incentive fees on income (See Note 4)	561,088
Professional fees	357,558
Fund accounting and administration fees (See Note 4)	217,458
Trustee fees	78,101
Distribution fees - Class A (See Note 4)	11,334
Other expenses	287,797
Total Expenses	3,942,195
Expenses waived/reimbursed by Adviser (See Note 4)	(521,219)
Total Net Expenses	3,420,976
Net Investment Income (Loss)	3,966,000
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Non-affiliated investments	352,491
Net change in unrealized appreciation/depreciation on:
Non-affiliated investments	5,361,456
Net Realized and Unrealized Gain (Loss) on Investments	5,713,947
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,679,947

The accompanying notes are an integral part of these consolidated financial statements.
14	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated statements of changes in net assets

	For the Period Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$3,966,000	$10,940,095
Net realized gain (loss) on investment transactions	352,491	3,799,658
Net change in unrealized appreciation/depreciation on investments	5,361,456	(11,184,168)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,679,947	3,555,585
Distributions to Shareholders:
Distributions, Class A	(126,956)	(644,284)
Distributions, Advisor Class	(3,785,710)	(15,348,624)
Total Distributions to Shareholders	(3,912,666)	(15,992,908)
Capital Share Transactions:
Proceeds from shares sold – Advisor Class	3,839,502	27,011,415
Proceeds from shares sold – Class A	25,088	1,190,775
Proceeds from reinvestment of distributions – Advisor Class	177,094	468,095
Proceeds from reinvestment of distributions – Class A	93,443	537,321
Cost of shares repurchased – Advisor Class	(11,876,122)	(26,791,985)
Cost of shares repurchased – Class A	(665,866)	(1,159,005)
Proceeds from Class A exchange to Advisor Class	2,139,563	—
Amount paid for shares redeemed from Class A exchange to Advisor Class	(2,139,563)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(8,406,861)	1,256,616
Total Increase (Decrease) in Net Assets	(2,639,580)	(11,180,707)
Net Assets:
Beginning of year or period	121,096,669	132,277,376
End of year or period	$118,457,089	$121,096,669

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	15

Consolidated statement of cash flows
For the Period Ended June 30, 2026 (Unaudited)

Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$9,679,947
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain (loss)	(5,713,947)
Accretion of discount and amortization of premium	(282,543)
Amortization of deferred financing costs	76,908
Purchases of investments	(37,425,355)
Sales and repayments of investments	46,381,954
Changes in operating assets and liabilities:
Payable for investment securities purchased	(1,409,267)
Receivable for investment securities sold	3,015,463
Interest receivable	932,519
Other assets	(389,878)
Accrued expenses & distribution fees	241,976
Management fees payable	(708,792)
Interest payable	249,605
Incentive fees	(1,699,138)
Net Cash Provided by Operating Activities	$12,949,452
Cash Flows from Financing Activities
Proceeds from shares issued, net of change in receivable for fund shares sold	4,604,893
Proceeds from debt	20,600,000
Payments on debt	(21,300,000)
Payments of deferred financing costs	(25,000)
Payment for shares redeemed from repurchase offers	(12,541,988)
Cash distributions to shareholders	(3,642,129)
Net Cash used in Financing Activities	(12,304,224)
Net Change in Cash and Cash Equivalents	645,228
Cash and cash equivalents, beginning of period	1,567,570
Cash and cash equivalents, end of period	$2,212,798
Supplemental Disclosures:
Distributions reinvested during the period	$270,537
Cash paid for interest	$1,338,787

The accompanying notes are an integral part of these consolidated financial statements.
16	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated financial highlights

	For the Period Ended June 30, 2026 (Unaudited)	For the Year or Period Ended December 31,
		2025	2024	2023	2022(1)
Franklin BSP Private Credit Fund — Class A
Selected Per Share Data:
Net asset value, beginning of year or period	$9.70	$10.69	$10.30	$10.07	$10.00
Income from Investment Operations:
Net investment income (loss)(2)	0.30	0.79	0.96	0.68	0.03
Net realized and unrealized gain (loss) on investments	0.45	(0.57)	0.50	0.38	0.07
Total from investment operations	0.75	0.22	1.46	1.06	0.10
Less Distributions to Shareholders:
From net investment income	(0.29)	(0.80)	(0.92)	(0.67)	(0.03)
From net realized gains	—	(0.41)	(0.15)	(0.16)	—
Total distributions to shareholders	(0.29)	(1.21)	(1.07)	(0.83)	(0.03)
Net Asset Value, end of year or period	$10.16	$9.70	$10.69	$10.30	$10.07
Total investment return(3)	7.87%(4)	2.08%	14.85%	10.84%	1.00%(4)
Supplemental Data and Ratios:
Net assets, end of year or period (000’s omitted)	$2,672	$5,113	$5,068	$192	$101
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	6.88% (5)(6)	6.93%(6)	7.70%(6)	7.51%(6)	10.37%(5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	6.03%(5)(6)(7)	5.69%(6)	5.68%(6)	3.90%(6)	2.75%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/ Reimbursed)	5.21%(5)(6)	6.31%(6)	7.06%(6)	3.01%(6)	(6.32%)(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Waived/ Reimbursed)	6.06%(5)(6)(7)	7.55%(6)	9.08%(6)	6.62%(6)	1.30%(5)(6)
Portfolio Turnover Rate	18.36%(4)	85.42%	88.39%	144.79%	42.17%(4)

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	17

Consolidated financial highlights (cont’d)
(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year or period.
(3)
Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This does not include the effect of any sales charge.

(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

(7)	See Note 4 in the Notes to Financial Statements.
The accompanying notes are an integral part of these consolidated financial statements.
18	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Consolidated financial highlights (cont’d)

	For the Period Ended June 30, 2026 (Unaudited)	For the Year or Period Ended December 31,
		2025	2024	2023	2022(1)
Franklin BSP Private Credit Fund — Advisor Class
Selected Per Share Data:
Net asset value, beginning of year or period	$9.71	$10.70	$10.31	$10.07	$10.00
Income from Investment Operations:
Net investment income (loss)(2)	0.32	0.85	1.00	0.74	0.04
Net realized and unrealized gain (loss) on investments	0.46	(0.58)	0.50	0.38	0.07
Total from investment operations	0.78	0.27	1.50	1.12	0.11
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.85)	(0.96)	(0.72)	(0.04)
From net realized gain	—	(0.41)	(0.15)	(0.16)	—
Total distributions	(0.32)	(1.26)	(1.11)	(0.88)	(0.04)
Net Asset Value, end of year or period	$10.17	$9.71	$10.70	$10.31	$10.07
Total investment return(3)	8.16%(4)	2.59%	15.34%	11.48%	1.12%(4)
Supplemental Data and Ratios:
Net assets, end of year or period (000’s omitted)	$115,785	$115,984	$127,209	$54,903	$25,104
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	6.43%(5)(6)	6.43%(6)	7.08%(6)	6.68%(6)	9.87%(5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	5.58%(5)(6)(7)	5.19%(6)	5.09%(6)	3.42%(6)	2.25%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/ Reimbursed)	5.66%(5)(6)	6.81%(6)	7.51%(6)	3.91%(6)	(5.82%)(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Waived/ Reimbursed)	6.51%(5)(6)(7)	8.05%(6)	9.50%(6)	7.17%(6)	1.80%(5)(6)
Portfolio Turnover Rate	18.36%(4)	85.42%	88.39%	144.79%	42.17%(4)

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	19

Consolidated financial highlights (cont’d)
(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year or period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

(7)	See Note 4 in the Notes to Financial Statements.
The accompanying notes are an integral part of these consolidated financial statements.
20	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited)
1. Organization
Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% of Class A net assets per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners LLC (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are not interested persons (as defined in the 1940 Act) of the Adviser and its affiliates. The Fund consolidates FBSPX Equipment Finance Holdings LLC. All intercompany transactions and balances have been eliminated in consolidation.
The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund defines ‘risk-adjusted returns’ as the generation of realized and unrealized gains on a Shareholder’s investment relative to the risk associated with the risk profile of the Fund’s investments. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.
2. Summary of significant accounting policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements reflect all adjustments, both normal and recurring, which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)
Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost, which approximates fair value.
Segment Reporting
The Fund operates through a single operating and reporting segment with an investment objective to generate attractive risk-adjusted returns with consistent current income. The Fund’s Chief Operating Decision Maker (“CODM”) is comprised of the Fund’s Chief Executive Officer and Treasurer and the CODM assesses the performance and makes operating decisions of the Fund based on the Fund’s net increase in net assets resulting from operations (“net income”) as disclosed on the Fund’s Statement of Operations. The evaluation of this key metric is used in determining the allocation of resources and the amount of distributions to the Fund’s shareholders. As the Fund’s operations consist of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as total assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Investment valuation and fair value measurement
The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.
Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.
Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial
22	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.
With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:
•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;
•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and
•
The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee has also established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third-party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.
Corporate bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third-party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.
For investments in collateralized securities, the Valuation Designee models both the assets and liabilities of each Collateralized Security’s capital structure. The model uses a waterfall engine to store the collateral data, generate cash flows from the assets, and distribute the cash flows to the liability structure based on the contractual priority of payments. The cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Valuation Designee considers broker quotations and/or comparable trade activity, which are considered as inputs to determining fair value when available.
If they are traded on the valuation date, equity securities, including preferred securities, that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the security at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value, in which case the security is valued pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)
material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.
Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.
NAV per Share is determined daily by the Adviser on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.
The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:
•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
•
Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

•
Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent
24	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.
The following table presents fair value measurements of investments, by major class, as of June 30, 2026, according to the fair value hierarchy:

DESCRIPTION[1]	(Level 1)	(Level 2)	(Level 3)	Total
Franklin BSP Private Credit Fund
Investments
Senior Secured First Lien Debt
Bank Loans	$—	$4,189,199	$118,546,903	$122,736,102
Corporate Bonds	—	612,500	—	612,500
Total Senior Secured First Lien Debt	—	4,801,699	118,546,903	123,348,602
Senior Secured Second Lien Debt
Bank Loans	—	—	3,083,364	3,083,364
Total Senior Secured Second Lien Debt	—	—	3,083,364	3,083,364
Subordinated Debt
Bank Loans	—	—	1,843,704	1,843,704
Convertible Bonds	—	30,401,175	—	30,401,175
Total Subordinated Debt	—	30,401,175	1,843,704	32,244,879
Equity/Other
Common Stock	—	—	957,241	957,241
Convertible Bonds	—	3,024,787	—	3,024,787
Preferred Stock - Convertible	4,290,483	469,458	2,580,128	7,340,069
Total Equity/Other	4,290,483	3,494,245	3,537,369	11,322,097
Total Investments	$4,290,483	$38,697,119	$127,011,340	$169,998,942

(1)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the period ended June 30, 2026

	Collateralized Securities	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Equity/ Other
Beginning Balance - December 31, 2025	$5,746,800	$110,149,824	$2,660,061	$2,869,014	$3,370,630
Acquisitions	—	14,332,095	2,678,940	940,176	166,739
Dispositions	(5,615,020)	(5,746,779)	(2,182,360)	(2,000,000)	—
Realized gain (loss)	(124,980)	22,522	26,520	—	—
Net accretion (amoritization)	—	80,430	17,305	28,348	(12)
Net change in unrealized appreciation/depreciation	(6,800)	(291,189)	(117,102)	6,166	12
Net transfers in/(out) of Level 3	—	—	—	—	—
Ending Balance - June 30, 2026	$—	$118,546,903	$3,083,364	$1,843,704	$3,537,369

As of June 30, 2026, the change in unrealized appreciation (depreciation) on positions still held in the Fund was ($265,443) for Senior Secured First Lien Debt, ($19,699) for Senior Secured Second Lien Debt, $5,999 for Subordinated Debt, and $12 for Equity/Other.
Significant unobservable inputs
The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of June 30, 2026. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average(a)
Senior Secured First Lien Debt	$95,956,506	Yield Analysis	Market Yield	8.4%	14.8%	9.8%
Senior Secured First Lien Debt	$22,590,397	Yield Analysis	Discount Margin	3.1%	15.2%	7.4%
Senior Secured Second Lien Debt	$3,083,364	Yield Analysis	Market Yield	9.2%	14.9%	11.2%
Subordinated Debt	$1,843,704	Yield Analysis	Discount Margin	15.7%	16.8%	16.6%
Equity/Other	$3,537,369	Yield Analysis	Market Yield	11.6%	13.4%	12.7%
Total	$127,011,340

(a)	Weighted averages are calculated based on fair value of investments.
There were no significant changes in valuation approach or technique as of June 30, 2026.
26	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
Use of estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications
In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.
Federal income taxes
The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.
Distributions to shareholders
The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.
Foreign securities and currency transactions
The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.
The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Security transactions and investment income
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)
Restricted securities
The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.
3. Federal tax matters
Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.
For the fiscal year ended December 31, 2025, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total Distributable Earnings	Paid In Capital
2025	$ —	$ —

As of December 31, 2025, unrealized appreciation and depreciation based on tax cost of investments was as follows:

For the year ended December 31, 2025
Tax cost of investments	$181,228,095
Unrealized appreciation	2,712,544
Unrealized depreciation	(10,981,588)
Net unrealized appreciation (depreciation)	(8,269,044)
Undistributed ordinary income	609,267
Undistributed long-term gain (capital loss carryover)	33,746
Distributable earnings	643,013
Total accumulated gain (loss)	(7,626,031)

28	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
The tax character of distributions paid during the years ended December 31, 2025 and December 31, 2024 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2025	$15,978,562	$14,346	$15,992,908
2024	$10,261,200	$168,747	$10,429,947

As of December 31, 2025, the Fund did not have any short-term or long-term capital loss carryforwards.
There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2025, or for any other tax years which are open for examination. As of December 31, 2025, the open tax years include the year ended December 31, 2022 through the year ended December 31, 2025. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.
4. Related party transactions
Investment advisory agreement
The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio.
As compensation for its services, the Fund pays the Adviser a management fee, calculated and payable monthly in arrears at an annual rate of 1.25% of the average daily value of the Fund’s net assets. Commencing on September 20, 2025, and extending through March 31, 2026 (the “Waiver Period”), the Adviser and the Fund have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Adviser agreed to waive a portion of the management fee such that the management fee payable by the Fund will equal an annual rate of 0.625% of the Fund’s average daily NAV. The Fee Waiver Agreement terminated on March 31, 2026, at the end of the Waiver Period in accordance with its terms. The Adviser will not recoup any waived management fees under the Fee Waiver Agreement.
In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or incentive fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)
derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets mean the total assets of the Fund minus the Fund’s liabilities. For purposes of the incentive fee, net assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The calculation of the incentive fee on income for each quarter is as follows:
•
No incentive fee is payable to the Adviser in any calendar quarter in which the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•
100% of the portion of the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, if any, that exceeds the hurdle rate but is less than or equal to 1.71425% in any calendar quarter (6.857% annualized) is payable to the Adviser. This portion of the Fund’s incentive fee is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.71425% (6.857% annualized) in any calendar quarter; and

•
For any quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of the Fund’s pre-incentive fee net investment income, as the hurdle rate and catch-up will have been achieved.

For the period ended June 30, 2026, the Adviser earned a management fee of $763,559, of which $191,152 were waived, and $561,088 incentive fees from the Fund. As of June 30, 2026, $268,629 of incentive fees were payable to the Adviser and are included in the Consolidated Statement of Assets and Liabilities. As of June 30, 2026, $198,451 of management fees were payable to the Adviser.
Expense limitation agreement
The Adviser and the Fund have entered into an amended and restated expense limitation agreement, dated April 28, 2026 (the “Expense Limitation Agreement”). Under the Expense Limitation Agreement, the Adviser has agreed on a quarterly basis to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (each such reimbursement, an “Expense Payment”) to the extent that the Fund’s annualized Operating Expenses (as described below, “Operating Expenses”) in respect of the relevant quarter exceed 1.00% of the Fund’s quarter-end NAV (the “2026 Expense Limitation”). For purposes of the Expense Limitation Agreement, the Fund’s annualized Operating Expenses shall include any fees the Fund has agreed to bear pursuant to Section 4(b) of the administration agreement between BSP and the Fund, but shall not include (i) expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses, (ii) management fees and incentive fees or (iii) any distribution and/or shareholder
30	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
servicing fees. The Expense Limitation Agreement replaces the prior amended and restated expense limitation agreement, dated April 28, 2025 (the “2025 Expense Limitation Agreement”), pursuant to which the Adviser agreed on a quarterly basis through May 1, 2026 to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses to the extent that the Fund’s annualized Operating Expenses (as defined above, other than the exclusion of management fees) in respect of the relevant quarter exceed 2.25% of the Fund’s quarter-end NAV (the “2025 Expense Limitation” and, together with the 2026 Expense Limitation, the “Expense Limitation”).
In consideration of the Adviser’s agreement to reimburse the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any Expense Payment subject to the limitation that a reimbursement (an “Adviser Recoupment”) may be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable Expense Payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual Operating Expenses (on an annualized basis and net of any Expense Payments received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation. The Adviser Recoupment described above applies to both the Expense Limitation Agreement and the 2025 Expense Limitation Agreement. The Expense Limitation Agreement will expire on May 1, 2027, unless sooner terminated by the Board or extended at the mutual agreement of the Adviser and the Fund. The Expense Limitation Agreement will automatically terminate in the event of the termination of the Investment Advisory Agreement. During the period ended June 30, 2026 the Adviser reimbursed $330,067 of eligible Fund operating expenses, which is disclosed in the Consolidated Statement of Operations. As of June 30, 2026, the maximum available recoupment by the Adviser is $2,937,450. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of June 30, 2026, and as such, an accrual has not been made on the Consolidated Statement of Assets and Liabilities.
Custodian, administrator, and transfer agent
The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is SS&C Technologies, Inc. See Note 11 - Subsequent Events for information regarding the Fund’s engagement of Ultimus Fund Solutions, LLC as its transfer agent.
Distribution agreement
Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.
In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. Under the Distribution Plan, Class A Shares are subject to an ongoing distribution and shareholder servicing fee of 0.50% per annum, payable monthly, of the average daily net assets attributable to Class A Shares. The distribution and shareholder servicing fee is paid to the Distributor to compensate selling agents or financial intermediaries for distribution-related expenses of the Class A Shares, if applicable, and for providing ongoing services in respect of Shareholders who own Class A Shares. Investors purchasing Class A Shares may be charged a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0% with respect to purchases of $250,000 or more only. Advisor Class Shares will not be charged a
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)
distribution and shareholder servicing fee and will not incur sales charges. For the period ended June 30, 2026, Class A incurred distribution and shareholder servicing fees of $11,334, of which $1,114 is unpaid as of June 30, 2026.
Related parties
Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the period ended June 30, 2026, the Fund incurred Trustee fees of $78,101. No trustee fees were payable as of June 30, 2026.
5. Investment transactions
For the period ended June 30, 2026, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $37,425,355 and $46,381,954, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the period ended June 30, 2026.
6. Capital share transactions

Franklin BSP Private Credit Fund - Class A	Period Ended June 30, 2026	Year Ended December 31, 2025
Shares sold	2,580	111,897
Shares issued to holders in reinvestment of dividends	9,432	52,893
Shares redeemed from repurchase offers	(67,522)	(111,736)
Shares redeemed in exchange to Advisor Class	(208,855)	—
Net increase (decrease) in shares	(264,365)	53,054
Shares outstanding:
Beginning of year (period)	527,364	474,310
End of year (period)	262,999	527,364

Franklin BSP Private Credit Fund - Advisor Class	Period Ended June 30, 2026	Year Ended December 31, 2025
Shares sold	383,354	2,564,696
Shares issued to holders in reinvestment of dividends	17,709	45,953
Shares redeemed from repurchase offers	(1,177,259)	(2,549,966)
Shares issued from Class A exchange	208,652	—
Net increase (decrease) in shares	(567,544)	60,683
Shares outstanding:
Beginning of year (period)	11,947,912	11,887,229
End of year (period)	11,380,368	11,947,912

32	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	Number of Shares the Fund Offered to Repurchase	Number of Shares Tendered	Number of Shares Repurchased	Value of Shares Repurchased
March 23, 2026	632,585	2,768,621	632,585*	$6,230,313
June 22, 2026	612,196	2,080,533	612,196*	$6,311,675

*	The repurchase offer was oversubscribed such that proration of repurchase requests was required.
7. Commitments and Contingencies
In the ordinary course of business, the Fund may enter into future funding commitments. As of June 30, 2026, the Fund had unfunded commitments on delayed draw term loans of $15,887,814, unfunded commitments on revolver term loans of $10,507,581, and unfunded commitments on equity/other of $1,027,759. The Fund maintains sufficient cash on hand, available borrowings and liquid investments to fund anticipated unfunded commitments.
As of June 30, 2026, the Fund had the following funding commitments:

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
WHK Waterfront Urban Renewal, LLC	Senior Secured First Lien Debt	Delayed Draw	$4,000,000	$3,317,915
WHK Waterfront Mezz, LLC	Subordinated Debt	Delayed Draw	1,527,000	30,080
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	1,237,748	1,237,748
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	4,821,652	541,123
Accel International Holdings, LLC	Senior Secured First Lien Debt	Revolver	251,000	200,800
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Delayed Draw	412,000	412,000
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Revolver	258,000	237,360
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Delayed Draw	364,693	303,559
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Revolver	426,000	426,000
Arctic Holdco, LLC	Senior Secured First Lien Debt	Revolver	155,880	105,480
Armada Parent, Inc.	Senior Secured First Lien Debt	Revolver	356,000	356,000
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Delayed Draw	194,000	194,000
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Revolver	139,000	139,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	280,000	280,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Revolver	315,000	56,000
AuditBoard, Inc.	Senior Secured First Lien Debt	Revolver	226,000	226,000
Azurite Intermediate Holdings, Inc.	Senior Secured First Lien Debt	Revolver	187,500	187,500
300 Pressler Street Member, LLC	Subordinated Debt	Delayed Draw	965,251	612,081
300 Pressler Street Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	5,000,000	3,170,413
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Delayed Draw	1,167,434	855,708
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Revolver	327,000	327,000

Franklin BSP Private Credit Fund 2026 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	$493,000	$400,316
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Revolver	94,000	91,142
BSP Equipment Financing, LLC	Equity/Other	Equity/Other	1,985,000	1,027,759
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Delayed Draw	326,872	211,428
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Revolver	150,000	125,625
CCI Buyer, Inc.	Senior Secured First Lien Debt	Revolver	164,000	164,000
Cliffwater, LLC	Senior Secured First Lien Debt	Revolver	154,000	154,000
Coalesce Merlin Purchaser, LLC	Senior Secured First Lien Debt	Delayed Draw	499,350	204,500
Coalesce Merlin Purchaser, LLC	Senior Secured First Lien Debt	Revolver	250,000	233,000
Einstein Parent, Inc.	Senior Secured First Lien Debt	Revolver	118,000	118,000
Electro-Methods, LP	Senior Secured First Lien Debt	Revolver	425,000	425,000
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Delayed Draw	680,000	353,600
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Revolver	272,000	163,200
Flow Traders Holding, LLC	Senior Secured First Lien Debt	Revolver	1,005,000	536,000
Highway 16A Apartments, LLC	Senior Secured First Lien Debt	Delayed Draw	3,230,769	758,740
ICAT Intermediate Holdings, LLC	Senior Secured First Lien Debt	Delayed Draw	482,034	217,350
ICAT Intermediate Holdings, LLC	Senior Secured First Lien Debt	Revolver	73,000	73,000
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Delayed Draw	419,000	419,000
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Revolver	349,000	214,053
InhabitIQ, Inc.	Senior Secured First Lien Debt	Delayed Draw	372,000	372,000
InhabitIQ, Inc.	Senior Secured First Lien Debt	Revolver	232,000	232,000
IW Buyer, LLC	Senior Secured First Lien Debt	Revolver	290,135	290,135
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	892,324	167,175
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Revolver	180,000	92,571
Last Dance Intermediate II, LLC	Senior Secured First Lien Debt	Revolver	248,000	248,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Delayed Draw	615,000	615,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Revolver	439,000	439,000
Mandrake Bidco, Inc.	Senior Secured First Lien Debt	Revolver	517,000	517,000
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Revolver	226,000	158,200
Reagent Chemical and Research, LLC	Senior Secured First Lien Debt	Revolver	387,000	387,000
Rialto Management Group, LLC	Senior Secured First Lien Debt	Revolver	39,000	39,000
Saturn Sound Bidco, Ltd.	Senior Secured First Lien Debt	Delayed Draw	231,000	231,000
Serrano Parent, LLC	Senior Secured First Lien Debt	Revolver	323,000	245,480
SkyWater Technology Foundry, Inc.	Senior Secured First Lien Debt	Revolver	4,297,000	1,797,976
628 Summit Ave, LLC	Senior Secured First Lien Debt	Delayed Draw	3,000,000	57,663
TEI Intermediate, LLC	Senior Secured First Lien Debt	Delayed Draw	374,000	106,216
TEI Intermediate, LLC	Senior Secured First Lien Debt	Revolver	159,000	139,359
84 East Avenue Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	430,245	25,267
84 East Avenue Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	2,968,695	174,347
Trystar, LLC	Senior Secured First Lien Debt	Revolver	322,000	322,000

34	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Delayed Draw	$203,000	$203,000
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Delayed Draw	126,369	102,006
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Revolver	223,000	223,000
Volunteer AcquisitionCo, LLC	Senior Secured First Lien Debt	Revolver	638,000	414,700
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	669,695	314,579
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Revolver	349,000	349,000
Zendesk, Inc.	Senior Secured First Lien Debt	Revolver	55,000	55,000
			$52,587,646	$27,423,154

8. Risk factors (Investment risks)
First and second lien senior secured loans
When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, liens could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing loans, which could adversely affect the collectability of such loans. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce remedies.
Mezzanine debt
Mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.
These investments may involve additional risks that could adversely affect investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of the mezzanine debt investments, such investments will be of greater risk than amortizing loans.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)
Payment-in-kind (“PIK”) interest risk
The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.
More generally, investing in private companies involves a number of significant risks, including that they may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with the investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the executive officers and trustees and employees of the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
CLO securities risk
CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.
The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due
36	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.
The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.
Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.
The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)
Covenant-lite loans risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant- lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Market risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, ongoing conflict between Russia and Ukraine and the Israel-Hamas war, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to us.
Inflation risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest rate risk
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
38	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
Repurchase offers risk
The Fund is an “interval fund” and, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. Further, the Fund has in the past received, and may in the future receive, repurchase requests that exceed the limits under its share repurchase program, and the Fund has in the past repurchased less than the full amount of Shares requested, resulting in the repurchase of Shares on a pro rata basis. For example, each of the Fund’s quarterly repurchase offers since March 2025 were oversubscribed and the Fund fulfilled repurchase requests on a pro rata basis, in accordance with the limitations specified in its share repurchase program and applicable law. In each such case, the Fund accepted repurchase requests from each Shareholder up to the limitations in the Fund’s share repurchase program. Additionally, the NAV per Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.
Regulatory risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)
may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit spread risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Cybersecurity risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber- attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
40	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
9. Credit Facility
The Fund obtains leverage through a credit facility (the "Facility") made available by U.S. Bank, N.A. pursuant to separate Loan and Security Agreements. Under the Facility, the Fund may use borrowings to make additional investments in the ordinary course of business and for temporary or emergency business and general corporate purposes. On December 30, 2025, the Facility entered its 5th amendment and extended maturity to December 31, 2026. On February 26, 2026, the Facility entered its 6th amendment and extended maturity to March 1, 2027. The Facility, when drawn, is secured by the Fund’s assets and has a maximum withdrawal capacity of $60,000,000. Borrowings under the Facility bear interest at the Term SOFR Rate plus an applicable spread; prior to December 30, 2025, the spread was 1.95% and effective December 30, 2025, the spread was reduced to 1.80%. The Facility also requires the Fund to pay a commitment fee on the unused portion of the revolving commitment equal to 0.25% per annum, which resulted in commitment fees of $76,908 and is included in the Consolidated Statement of Operations. During the period ended June 30, 2026 the Fund’s average borrowing was $56,100,000. This borrowing resulted in interest expenses of $1,588,392 at a weighted average interest rate of 5.40% and is included in the Consolidated Statement of Operations.
10. Schedules of Investments and Advances to Affiliates
Transactions related to investments in affiliated companies, as defined by the Investment Company Act, by virtue of the Fund owning at least 5% of the voting securities of the issuer, for the period ended June 30, 2026 were as follows:

Portfolio Company(1)	Type of Asset	Industry	Beginning Fair Value at December 31, 2025	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at June 30, 2026	Dividend Income
Affiliate Investments
BSP Equipment Financing, LLC	Equity/ Other	Specialized Finance	$790,501	$166,740	$ —	$ —	$ —	$957,241	$ —

(1)	The principal amount and ownership detail are shown in the Consolidated Schedule of Investments.
11. Subsequent events
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:
On July 27, 2026, the Fund’s Board appointed Maxwell Rudenstein to serve as Treasurer (Principal Financial Officer and Principal Accounting Officer) of the Fund, effective immediately and concurrently with the departure of Nina Baryski, who held the roles of Principal Financial Officer and Principal Accounting Officer until this transition.
On August 28, 2026, the Fund engaged Ultimus Fund Solutions, LLC to serve as the Fund’s transfer agent, dividend paying agent and registrar effective September 8, 2026.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	41

Expense examples (unaudited)
As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2026, through June 30, 2026.
Actual Expenses
The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example For Comparison Purposes
The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.
Franklin BSP Private Credit Fund — Class A

	Beginning Account Value January 1, 2026	Ending Account Value June 30, 2026	Expenses Paid During Period* January 1, 2026 – June 30, 2026
Actual	$1,000.00	$1,078.70	$31.08
Hypothetical (5% annual return before expenses)	$1,000.00	$994.89	$29.83

*	Expenses are equal to the share class’s annualized six-month expense ratio of 6.03%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.
42	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Expense examples (unaudited) (cont’d)
Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value January 1, 2026	Ending Account Value June 30, 2026	Expenses Paid During Period* January 1, 2026 – June 30, 2026
Actual	$1,000.00	$1,081.60	$28.80
Hypothetical (5% annual return before expenses)	$1,000.00	$997.12	$27.63

*	Expenses are equal to the share class’s annualized six-month expense ratio of 5.58%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	43

Additional Information (unaudited)
1. Shareholder Notification of Federal Tax Status
For the fiscal year ended December 31, 2025, certain distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of distributions declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the year ended December 31, 2025 was as follows:

Percentage
Franklin BSP Private Credit Fund	94.52%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2025 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Percentage
Franklin BSP Private Credit Fund	31.64%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.
2. Distribution Policy
The Fund’s distribution policy is to make monthly distributions of its net investment income after payment of the Fund’s operating expenses. The Fund’s distributions may exceed its earnings, and portions of the distributions that it makes may therefore be a return of the money that Shareholders originally invested and represent a return of capital for tax purposes. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
44	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Additional Information (unaudited)(cont’d)
3. Availability of Quarterly Portfolio Holdings Schedules
The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.
4. Proxy Voting Policies and Procedures and Proxy Voting Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.
5. Distribution Reinvestment Plan
The Fund operates its distribution reinvestment plan (“DRP”) administered by SS&C Technologies, Inc. (“SS&C”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a Distribution, SS&C, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
SS&C will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
Franklin BSP Private Credit Fund 2026 Semi-Annual Report	45

Additional Information (unaudited)(cont’d)
In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, SS&C will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Tax Aspects.”
The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
All correspondence concerning the DRP should be directed to SS&C at Franklin BSP Private Credit Fund c/o SS&C Technologies, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll free number 833-260-3565.
See Note 11 - Subsequent Events for information regarding the Fund's engagement of Ultimus Fund Solutions, LLC as its transfer agent, dividend paying agent, and registrar.
46	Franklin BSP Private Credit Fund 2026 Semi-Annual Report

Franklin BSP Private Credit Fund
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, New York 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month year ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Investment Adviser
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, NY 10010
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001
Legal Counsel
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Custodian
U.S. Bank, N.A.
Two Liberty Place
S. 16th Street, Suite 2000
Philadelphia, PA 19102
Transfer Agent, Dividend Disbursing Agent, and Registrar
SS&C Technologies, Inc.
330 West 9th Street
Kansas City, Missouri 64105
Administrator
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for semi-annual reports.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b)under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective and are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is appropriately recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed by the Registrant in the reports it files or submit on Form N-CSR is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer and Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not Applicable.

(3) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, President (Principal Executive Officer)

Date	09/03/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, President (Principal Executive Officer)

Date	09/03/2026

By (Signature and Title)*	/s/ Maxwell Rudenstein
Maxwell Rudenstein, Treasurer (Principal Financial Officer)

Date	09/03/2026

* Print the name and title of each signing officer under his or her signature.